UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2020

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street

Burbank, California 91521

(Address of Principal Executive Offices and Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2020, The Walt Disney Company (the “Company”) held its 2020 annual meeting of shareholders, at which the Company’s shareholders approved an amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”), to: (i) increase the number of shares of the Company’s common stock authorized for issuance thereunder by 100 million shares, from an aggregate of 79 million shares to 179 million shares; (ii) extend the termination date of the 2011 Plan from December 1, 2020 to December 4, 2029; (iii) establish limits on the discretion of the Company’s Board of Directors in setting the compensation for each or all of its members who are not also employees of the Company or any of its subsidiaries; (iv) add an express ability to cancel awards or clawback certain compensation received from recently exercised or settled awards in the event of the recipient’s misconduct; (v) reflect the changes in the federal tax laws related to the elimination of the exception from the deduction limit contained in Section 162(m) previously available for performance based compensation (except with respect to certain awards as to which binding written commitments existed on November 2, 2017); and (vi) reflect other changes to facilitate and clarify the administration of the 2011 Plan and awards made thereunder.

A summary of the 2011 Plan is contained, under the heading “Approval of an Amended and Restated 2011 Stock Incentive Plan,” in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on January 17, 2020.

The foregoing description of the amendment and restatement of the 2011 Plan is qualified in its entirety by reference to the full text of the 2011 Plan that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated 2011 Stock Incentive Plan (Annex B to Proxy Statement of Company filed January 17, 2020)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
Jolene E. Negre
Associate General Counsel and Assistant Secretary

Dated: March 17, 2020